EXHIBIT 99.1

CNET Networks, Inc.
Consolidated Statements of Operations
Unaudited
(000s, except per share data)

                                                    Three Months Ended           Nine Months Ended
                                                      September 30,                September 30,
                                               --------------------------   --------------------------
                                                   2002          2001           2002          2001
                                               ------------  ------------   ------------  ------------
Revenues:
   Internet. . . . . . . . . . . . . . . . .  $     42,103  $     57,376   $    129,839  $    183,746
   Publishing . . . . . . . . . . . . . . . .       14,163        11,940         39,317        31,811
                                               ------------  ------------   ------------  ------------
    Total revenues. . . . . . . . . .  . . .        56,266        69,316        169,156       215,557

Operating expenses:
   Cost of revenues . . . . . . . . . . . . .       35,911        50,144        110,223       138,160
   Sales and marketing . . . . . . . . . . .        17,056        30,179         58,040       103,727
   General and administrative. . . . . . . .         6,770        31,684         35,519        51,827
   Depreciation. . . . . . . . . . . . . . .         6,706         6,604         19,713        18,157
   Amortization of goodwill and
    intangible assets . . . . . . . . . . . .        8,917       206,262         33,162       618,516
   Asset impairment . . . . . . . . . . . . .      281,401     1,075,000        281,401     1,075,000
                                               ------------  ------------   ------------  ------------
    Total operating expenses . . . . . . . .       356,761     1,399,873        538,058     2,005,387
                                               ------------  ------------   ------------  ------------
    Operating loss . . . . . . . . . . . . .      (300,495)   (1,330,557)      (368,902)   (1,789,830)

Non-operating income (expense):
   Realized gains on
    sale of investments . . . . . . . . . . .          376            10          2,810         9,110
   Realized losses on
    sale of investments . . . . . . . . . . .          (26)         (343)           (99)       (8,472)
   Realized losses on impairment
     of public investments . . . . . . . . .             -           (26)          (154)      (26,866)
   Realized losses on impairment
     of private investments . . . . . . . . .       (7,256)      (58,673)       (15,395)     (147,944)
   Interest income.. . . . . .  . . . . . . .        1,380         2,680          4,019        10,099
   Interest expense. . . . . .  . . . . . . .       (2,692)       (4,108)        (8,049)      (13,269)
   Other. . . . . . . . . . . . . . . . . . .        1,510       (10,468)         1,406       (11,357)
                                               ------------  ------------   ------------  ------------
    Total non-operating income (expense). . .       (6,708)      (70,928)       (15,462)     (188,699)
                                               ------------  ------------   ------------  ------------

   Net loss before income taxes               $   (307,203) $ (1,401,485)  $   (384,364) $ (1,978,529)
                                               ------------  ------------   ------------  ------------
     Income tax benefit.  . . . . . . . . . .            -       (27,852)       (20,293)      (70,198)
                                               ------------  ------------   ------------  ------------
   Net loss. . . . . . . . . . . . . . . . .  $   (307,203) $ (1,373,633)  $   (364,071) $ (1,908,331)
                                               ============  ============   ============  ============

Basic and diluted net loss per share. . . . . $      (2.21) $      (9.98)  $      (2.62) $     (14.02)
                                               ============  ============   ============  ============
Shares used in calculating
  basic and diluted per share data . . . . .   138,888,158   137,634,459    138,776,774   136,093,911
                                               ============  ============   ============  ============

Note: Effective January 1, 2002, the Company adopted the provisions of Statement of Financial
Accounting Standards  (SFAS) No. 142, "Goodwill and Other Intangible Assets". Under SFAS 142,
goodwill is no longer amortized, beginning January 1, 2002. If the non-amortization provision of SFAS 142 had been effective in 2001, net loss and basic and diluted net loss per share for the three months ended September 30, 2001, would have been $(1,180,307), $(8.58) and $(8.58), respectively, and for the nine months ended September 30, 2001 would have been $(1,328,281), $(9.76) and $(9.76), respectively.

 During the third quarter of 2002, the Company adopted the provisions of SFAS 145, "Rescission of FASB
Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections". This statement recinds SFAS 4, "Reporting Gains and Losses from Extinguishment of Debt" wherein the FASB determined that gains and losses from the debt extinguishment were to be recorded as extraordinary items. Accordingly, other income for the three and nine months ended September 30, 2002 includes $3.1 million of gain related to the early retirement of $6.8 million of our 5% Convertible Subordinated Notes, due March 2006. Other
expenses for the three and nine months ended September 30, 2001 includes $10.6 million of loss related to the early retirement of the TRACES oblication.

CNET NETWORKS, INC.
CONSOLIDATED BALANCE SHEETS
(000s except per share data)

                                                    September 30, December 31,
                                                        2002          2001
                                                    ------------  ------------
                              ASSETS
Current assets:
     Cash and cash equivalents . . . . . . . . . . $     64,751  $     93,439
     Investments in marketable debt securities . .       36,310        46,760
     Accounts receivable, net. . . . . . . . . . .       42,916        56,495
     Other current assets. . . . . . . . . . . . .       17,642        29,472
                                                    ------------  ------------
       Total current assets . . . . . . . . . . .       161,619       226,166

Restricted cash . . . . . . . . . . . . . . . . .        18,067        16,270
Investments in marketable debt securities. . . .         69,136        76,777
Property and equipment, net. . . . . . . . . . . .       72,966        79,043
Other assets . . . . . . . . . . . . . . . . . . .       23,823        41,036
Intangible assets, net . . . . . . .  . . . . . .        18,926        96,135
Goodwill, net . . . . . . .  . . . . . . . . . . .       55,831       279,353
                                                    ------------  ------------
       Total assets . . . . . . . . . . . . .  . .      420,368       814,780
                                                    ============  ============

            LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
     Accounts payable. . . . . . . . . . . . . . . $      5,554  $      7,324
     Accrued liabilities . . . . . . . . . . . . .       59,622        80,224
     Current portion of long-term debt . . . . . .           91            77
                                                    ------------  ------------
        Total current liabilities. . . . . . . . .       65,267        87,625

Noncurrent liabilities:
     Long-term debt . . . . . . . . . . . . . . .       169,993       176,457
     Other liabilities  . . . . . . . . . . . . .         4,465         7,199
                                                    ------------  ------------
                                                        239,725       271,281

     Common stock;  $0.0001 par value; 400,000,000
      shares authorized; 139,057,797 outstanding at
      September 30, 2002 and 138,300,625 outstandi
      at December 31, 2001. . . . . . . . . . . .            14            14
     Notes receivable from stockholders. . . . . .         (397)         (563)
     Deferred stock compensation . . . . . . . . .            -          (481)
     Additional paid in capital. . . . . . . . . .    2,698,727     2,695,443
     Other comprehensive income. . . . . . . . . .      (15,486)      (12,789)
     Treasury stock, at cost . . . . . . . . . . .      (30,428)      (30,409)
     Accumulated deficit . . . . . . . . . . . . .   (2,471,787)   (2,107,716)
                                                    ------------  ------------
        Total stockholders' equity . . . . . . . .      180,643       543,499
                                                    ------------  ------------

        Total liabilities and stockholders' equity $    420,368  $    814,780
                                                    ============  ============

CNET Networks, Inc.
Statement of Cash Flows
(Unaudited)
(000s)

                                                                   Nine Months Ended
                                                                     September 30,
                                                             --------------------------
                                                                 2002          2001
                                                             ------------  ------------
Cash flows from operating activities:
   Net loss. . . . . . . . . . . . . . . . . . . . . . . .   $  (364,071) $ (1,908,331)
   Adjustments to reconcile net loss to net
     cash used in operating activities:
     Depreciation and amortization. . . . . . . . . . . .         52,875       638,505
     Asset impairment . . . . . . . . . . . . . . . . . .        281,401     1,075,000
     Noncash interest. . . . . . . . . . . . . . . . . . .           938         2,498
     Deferred taxes. . . . . . . . . . . . . . . . . . . .         9,273       (53,902)
     Loss (gain) on debt retirement. . . . . . . . . . . .        (3,086)       10,609
     Allowance for doubtful accounts. . . . . . . . . . .          2,124         3,242
     Services exchanged for cost method investments. . . .             -        (4,697)
     (Gain) loss on sale and impairment of marketable
       securities and privately held investments . . . . .        12,838       174,172
     Foreign currency translation gain (loss). . . . . . .        (2,986)          909
     Loss on disposal of fixed assets. . . . . . . . . . .           189         7,654
     Changes in operating assets and liabilities,
       net of acquisitions:
        Accounts receivable . . . . . . . . . . . . . . .         11,583        38,231
        Other assets. . . . . . . . . . . . . . . . . . .         (7,064)      (19,196)
        Accounts payable. . . . . . . . . . . . . . . . .         (1,770)      (12,780)
        Accrued liabilities . . . . . . . . . . . . . . .        (22,553)      (23,942)
        Other long term liabilities . . . . . . . . . . .         (2,526)        5,362
        Benefit from exercise of stock options . . . . . .             -         6,281
                                                             ------------  ------------
         Net cash used in operating activities . . . . . .       (32,835)      (60,385)
                                                             ------------  ------------
Cash flows from investing activities:
  Purchase of marketable debt securities. . . . . . . . .       (131,373)      (53,862)
  Proceeds from sale of marketable debt securities. . . .        153,055       112,734
  Proceeds from sale of marketable equity securities. . .            304        36,607
  Proceeds from sales of (investments in)
   privately held companies . . . . . . . . . . . . . . .          3,000        (8,055)
  Net cash acquired (paid for) acquisitions . . . . . . .         (7,094)       (9,070)
  Capital expenditures . . . . . . . . . . . . . . . . . .       (14,071)      (38,160)
                                                             ------------  ------------
       Net cash provided by  investing activities. . . .           3,821        40,194
                                                             ------------  ------------
Cash flows from financing activities:
  Payments received on stockholders' notes. . . . . . . .            149             -
  Net proceeds from employee stock purchase plan. . . . .            623         1,789
  Net proceeds from exercise of options and warrants. . .          3,136        10,834
  Principal payments on borrowings and                                 -             -
   retirement of debt. . . . . . . . . . . . . . . . . . .        (3,941)          (87)
                                                             ------------  ------------
       Net cash provided by (used in) financing activities           (33)       12,536
                                                             ------------  ------------
Net increase in cash and cash equivalents. . . . . . . . .       (29,047)       (7,655)
Effect of exchange rate changes on cash and
  cash equivalents . . . . . . . . . . . . . . . . . . . .           359           (23)
Cash and cash equivalents at beginning of period  . . . .        226,166       150,780
                                                             ------------  ------------
Cash and cash equivalents at end of period  . . . . . . .    $   197,478   $   143,102
                                                             ============  ============

  Interest paid . . . . . . . . . . . . . . . . . . . . .          8,646         8,646
  Taxes paid (refunded). . . . . . . . . . . . . . . . . .       (31,697)            -

Supplemental disclosure of noncash transactions:
  Issuance of debt for acqusitions. . . . . . . . . . .              -           7,741

CNET NETWORKS, Inc.
Segments
Unaudited
(000s)

CNET's primary areas of measurement and decision-making include three principal business segments - U.S. Media, International Media and Channel
Services.  U.S. Media consists of an online network including sites providing sources of technology information, as well as shopping services, a technology print publication, and a radio broadcast providing technology news and information.  International Media includes the delivery of online technology information and several technology print publications.  Channel Services includes a licensed product database and an online technology marketplace for resellers, distributors and manufacturers.  Management believes that segment operating income (loss) before depreciation and amortization is an appropriate measure of evaluating the operating performance of the company's segments.
However, segment operating income (loss) before depreciation and amortization should not be considered a substitute for operating income, cash flows or other measures of financial performance prepared in accordance with generally accepted accounting principles.

(000's)                                    Three months ended September 30, 2002
                                -----------------------------------------------------------
                                              Inter-
                                   U.S.      national    Channel
                                  Media       Media      Services     Other        Total
                                ---------- ------------ ----------  ----------   ----------

   Revenues                   $    46,525 $      5,968 $    3,773 $         - $     56,266

   Operating expenses              48,029        7,199      4,509     297,024      356,761
                                ---------- ------------ ----------  ----------   ----------
    Operating loss            $    (1,504)$     (1,231)$     (736)$  (297,024) $  (300,495)
                                ========== ============ ==========  ==========   ==========

                                           Three months ended September 30, 2001
                                -----------------------------------------------------------
                                              Inter-
                                   U.S.      national    Channel
                                  Media       Media      Services     Other        Total
                                ---------- ------------ ----------  ----------   ----------

   Revenues                   $    58,521 $      6,818 $    3,977 $         -  $    69,316

   Operating expenses              67,403       10,173      5,778   1,316,519    1,399,873
                                ---------- ------------ ----------  ----------   ----------
    Operating loss            $    (8,882)$     (3,355)$   (1,801)$(1,316,519) $(1,330,557)
                                ========== ============ ==========  ==========   ==========

                                           Nine months ended September 30, 2002
                                -----------------------------------------------------------
                                              Inter-
                                   U.S.      national    Channel
                                  Media       Media      Services     Other        Total
                                ---------- ------------ ----------  ----------   ----------

   Revenues                   $   140,358 $     17,795 $   11,003 $         - $    169,156

   Operating expenses             154,072       24,087     14,952     344,947      538,058
                                ---------- ------------ ----------  ----------   ----------
    Operating loss            $   (13,714)$     (6,292)$   (3,949)$  (344,947) $  (368,902)
                                ========== ============ ==========  ==========   ==========

                                           Nine months ended September 30, 2001
                                -----------------------------------------------------------
                                              Inter-
                                   U.S.      national    Channel
                                  Media       Media      Services     Other        Total
                                ---------- ------------ ----------  ----------   ----------

   Revenues                   $   183,082 $     21,205 $   11,270 $         - $    215,557

   Operating expenses             207,795       32,469     16,822   1,748,301    2,005,387
                                ---------- ------------ ----------  ----------   ----------
    Operating loss            $   (24,713)$    (11,264)$   (5,552)$(1,748,301) $(1,789,830)
                                ========== ============ ==========  ==========   ==========

(1) For the three months ended September 30, 2002, other represents operating expenses related to asset impairment of $281,401, depreciation of $6,706 and
amortization of $8,917.   For the three months ended September 30, 2001, other
represents operating expenses related to asset impairment of $1,075,000, integration of $28,653, depreciation of $6,604 and amortizaiton of $206,262.

(2) For the nine months ended September 30, 2002, other represents operating expenses related to asset impairment of $281,401, realignment and integration of
$10,671, depreciation of $19,713 and amortization of $33,162.  For the nine months ended September 30, 2001, other represents operating expenses related to asset impairment of $1,075,000, integration of $36,628, depreciation of $18,157 and amortization of $618,516.